Exhibit 10.11

FLORISTS’ TRANSWORLD DELIVERY, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT AND TO AMENDED
AND RESTATED SECURITY AGREEMENT

This First Amendment to Amended and Restated Pledge Agreement and to Amended and Restated Security Agreement (herein, the “Amendment”) is entered into as of July 31, 2003, by and among FTD, Inc., a Delaware corporation (the “Parent”), Florists’ Transworld Delivery, Inc., a Michigan corporation (the “Borrower”), and the other parties executing this Amendment under the heading “Debtors” (the Parent, the Borrower and such other parties being hereinafter referred to collectively as the “Debtors” and individually as a “Debtor”), each with its mailing address at 3113 Woodcreek Drive, Downers Grove, Illinois 60515, and Harris Trust and Savings Bank, an Illinois banking corporation (“HTSB”), with its mailing address at 111 West Monroe Street, Chicago, Illinois 60603, acting as administrative agent hereunder for the Secured Creditors hereinafter identified and defined (HTSB acting as such administrative agent and any successor or successors to HTSB acting in such capacity being hereinafter referred to as the “Agent”).

PRELIMINARY STATEMENTS

A.                         The Borrower, the Parent, the other Debtors, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 27, 2002, as amended (the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement as amended by the Credit Agreement Amendment described below.

B.                           The Debtors and the Agent are parties to an Amended and Restated Pledge Agreement dated as of September 27, 2002 (the “Pledge Agreement”) and an Amended and Restated Security Agreement dated as of September 27, 2002 (the “Security Agreement”), each of which was entered into in connection with the Credit Agreement.

C.                           Concurrently herewith, the parties to the Credit Agreement are entering into a First Amendment and Waiver to Amended and Restated Credit Agreement of even date herewith (the “Credit Agreement Amendment”) pursuant to which, among other things, the parties have agreed to add FTD.COM INC., a Delaware corporation (“FTD.COM”), as a borrower under the Credit Agreement.

D.                          As a condition precedent to entering into the Credit Agreement Amendment and making financial accommodations to the Borrower and to FTD.COM as provided therein, the Lenders and the Agent require that the Debtors enter into this Amendment providing, among other things, that all extensions of credit to FTD.COM under the Credit Agreement will be secured by the collateral pledged pursuant to the Pledge Agreement and the Security Agreement.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                AMENDMENTS.

Pledge Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Pledge Agreement shall be and hereby is amended as follows:

1.1.                              Section 3 of the Pledge Agreement shall be amended and restated to read in its entirety as follows:

Section 3.                                          Obligations Secured.                             This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (a) any and all indebtedness, obligations and liabilities of the Pledgors, and of any of them individually, to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement or any other Loan Document, including, without limitation, all obligations evidenced by the Notes of the Borrower and all obligations evidenced by the Notes of FTD.COM (the Borrower and FTD.COM are sometimes collectively referred to herein as the “Credit Parties” and each individually as a “Credit Party”) heretofore or hereafter issued under the Credit Agreement, all obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Borrower under all Applications therefor, all obligations of the Pledgors, and of any of them individually, arising under or in connection with or otherwise evidenced by Hedging Agreements with any one or more of the Secured Creditors, and all obligations of the Pledgors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the “Obligations”).

Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Pledgor under this Agreement (other than the Parent and the Borrower to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount which would render such Pledgor’s obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

1.2.                              Section 8 of the Pledge Agreement shall be amended by deleting the reference to “the Borrower” in the final sentence thereof and replacing it with the words “the Credit Parties”.

1.3.                              Section 11 of the Pledge Agreement shall be amended by deleting the reference to “the Borrower” in the first sentence thereof and replacing it with the words “the Credit Parties”.

1.4.                              Section 13 of the Pledge Agreement shall be amended and restated to read in its entirety as follows:

Section 13.                                   Primary Security; Obligations Absolute.  The lien and security herein created and provided for stand as direct and primary security for the Obligations of the Credit Parties arising under or otherwise relating to the Credit Agreement as well as for the other Obligations secured hereby.  No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all commitments to extend credit to or for the account of the Credit Parties under the Credit Agreement have expired or otherwise terminated.  Each Pledgor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of any Secured Creditor or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by any Secured Creditor or any other holder of any of the Obligations of any other security for or guarantors upon any Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any of the

Obligations to realize upon or protect any of the Obligations or any collateral security therefor.  The lien and security hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing.  The Secured Creditors may at their discretion at any time grant credit to the Credit Parties or any other Pledgors without notice to the other Pledgors in such amounts and on such terms as the Secured Creditors may elect without in any manner impairing the lien and security hereby created and provided for.  In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any of the Obligations at any time to first resort for payment to any Credit Party or any other Pledgor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement as against any Pledgor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

Security Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Security Agreement shall be and hereby is amended as follows:

1.5.                              Section 3 of the Security Agreement shall be amended and restated to read in its entirety as follows:

Section 3.                                          Obligations Secured.                             This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (a) any and all indebtedness, obligations and liabilities of the Debtors, and of any of them individually, to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement or any other Loan Document, including, without limitation, all obligations evidenced by the Notes of the Borrower and all obligations evidenced by the Notes of FTD.COM (the Borrower and FTD.COM are sometimes collectively referred to herein as the “Credit Parties” and each individually as a “Credit Party”) heretofore or hereafter issued under the Credit Agreement, all obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Borrower under all Applications therefor, all obligations of the Debtors, and of any of them individually, arising under or in connection with or otherwise evidenced by Hedging Agreements with any one or more of the Secured Creditors, and all obligations of the Debtors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the “Obligations”).  Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor under this Agreement (other than the Parent and the Borrower to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount which would render such Debtor’s obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

1.6.                              Section 9 of the Security Agreement shall be amended by deleting the reference to “the Borrower” in the final sentence thereof and replacing it with the words “the Credit Parties”.

1.7.                              Section 12 of the Security Agreement shall be amended by deleting the reference to “the Borrower” in the first sentence thereof and replacing it with the words “the Credit Parties”.

1.8.                              Section 14 of the Security Agreement shall be amended by deleting the first sentence thereof and replacing it with a new first sentence to read in its entirety as follows:

The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of the Credit Parties as well as for any of the other Obligations secured hereby.

SECTION 2.                                CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.                              The Debtors and the Agent shall have executed and delivered this Amendment.

2.2.                              The Parent, the Borrower, FTD.COM, the Guarantors and the Lenders shall have executed and delivered the Credit Agreement Amendment, and the conditions precedent set forth in Section 3 thereof shall have been satisfied or waived by the Agent.

SECTION 3.                                REPRESENTATIONS.

In order to induce the Agent to execute and deliver this Amendment, each Debtor hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in each of Section 4 of the Pledge Agreement as amended hereby and Section 4 of the Security Agreement as amended hereby are and shall be and remain true and correct and that such Debtor is in compliance with the terms and conditions of each of the Pledge Agreement and the Security Agreement which are applicable to it and no Event of Default has occurred and is continuing under the either of the Pledge Agreement or the Security Agreement or shall result after giving effect to this Amendment.

SECTION 4.                                MISCELLANEOUS.

4.1.                    The Debtors hereby acknowledge and agree that the Liens created and provided for by the Pledge Agreement and the Security Agreement continue to secure, among other things, the Obligations arising under the Credit Agreement as amended by the Credit Agreement Amendment.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Pledge Agreement or the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2.                    Except as specifically amended herein, each of the Pledge Agreement and the Security Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in either of the Pledge Agreement or the

Security Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect thereto, any reference in any of such items to either of the Pledge Agreement or the Security Agreement being sufficient to refer to such agreement as amended hereby.

4.3.                    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of Illinois.

[Signature Page to Follow]

This First Amendment to Amended and Restated Pledge Agreement and to Amended and Restated Security Agreement is entered into as of this 31st day of July, 2003.

“Debtors”

Florists’ Transworld Delivery, Inc.

By	/S/ CARRIE A. WOLFE
	Name	Carrie A. Wolfe
	Title	CFO

FTD, Inc.

By	/S/ CARRIE A. WOLFE
	Name	Carrie A. Wolfe
	Title	CFO

Value Network Service, Inc.

By	/S/ CARRIE A. WOLFE
	Name	Carrie A. Wolfe
	Title	CFO

FTD Holdings, Incorporated

By	/S/ CARRIE A. WOLFE
	Name	Carrie A. Wolfe
	Title	CFO

By	/S/ ROBERT NORTON
	Name	Robert Norton
	Title	CEO

FTD International Corporation

By	/S/ CARRIE A. WOLFE
	Name	Carrie A. Wolfe
	Title	CFO

Renaissance Greeting Cards, Inc.

By	/S/ CARRIE A. WOLFE
	Name	Carrie A. Wolfe
	Title	CFO

FTD.COM Inc.

By	/S/ CARRIE A. WOLFE
	Name	Carrie A. Wolfe
	Title	CFO

Accepted and agreed to in Chicago, Illinois, as of the date first above written.

Harris Trust and Savings Bank, as Agent

By	/S/ KIRBY M. LAW
	Name	Kirby M. Law
	Title	Vice President